UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 13, 2010
Date of Report (date of earliest event reported)
SKYPEOPLE FRUIT JUICE, INC.
(Exact name of Registrant as specified in its charter)
Florida	000-32249	98-0222013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
16F, National Development Bank Tower , No. 2, Gaoxin 1st Road, Xi’an, China
(Address of principal executive offices, including zip code)
011-86-29-88377216
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                       Regulation FD Disclosure

On September 13, 2010, SkyPeople Fruit Juice, Inc. (the “Company”) made a presentation about the Company to a limited audience at the Rodman & Renshaw Annual Global Investment Conference at the New York Palace Hotel in New York City. A copy of the presentation is attached hereto as Exhibit 99.1 to this Form 8-K.

Item 9.01                       Financial Statements and Exhibits

 99.1     SkyPeople Fruit Juice Inc. Presentation dated September 13, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYPEOPLE FRUIT JUICE, INC.

Date: September 14, 2010	By: /s/ Spring Liu Spring Liu Chief Financial Officer